Exhibit 10.1 Execution Version AMERICAS/2024344424.6 SEVENTH AMENDMENT This SEVENTH AMENDMENT, dated as of October 18, 2024 (this “Agreement”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 31, 2018 (as amended by that certain FIRST AMENDMENT, dated as of February 19, 2020, that certain SECOND AMENDMENT, dated as of March 13, 2020, that certain THIRD AMENDMENT, dated as of March 1, 2021, that certain FOURTH AMENDMENT, dated as of July 2, 2021, that certain FIFTH AMENDMENT, dated as of June 30, 2022 and that certain SIXTH AMENDMENT, dated as of February 8, 2024 and as otherwise amended from time to time prior to the date hereof, the “Existing Credit Agreement”), among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto, the LENDERS party hereto and CITIBANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) (capitalized terms used but not defined herein have the meaning provided in the Amended Credit Agreement (as defined below)). CITIBANK, N.A., PNC CAPITAL MARKETS LLC, BOFA SECURITIES, INC., CAPITAL ONE, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., MUFG BANK, LTD., SUMITOMO MITSUI BANKING CORPORATION, TD SECURITIES (USA) LLC, TRUIST SECURITIES, INC., U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO SECURITIES, LLC, have been appointed to act as joint lead arrangers and bookrunners in connection with this Agreement (in such capacities, the “Arrangers”). FIFTH THIRD BANK, NATIONAL ASSOCIATION has been appointed to act as senior managing agent. W I T N E S S E T H WHEREAS, pursuant to the Existing Credit Agreement, the Existing Tranche B3 Lenders (as defined below) have made Tranche B3 Loans to the Borrower on the terms and subject to the conditions set forth therein (such Tranche B3 Loans, to the extent outstanding immediately prior to the Seventh Amendment Effective Date, the “Existing Tranche B3 Loans”); WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended (as so amended, the “Amended Credit Agreement”) to provide for: (a) the reduction of the Applicable Margin for the Tranche B3 Loans; and (b) modification of certain other provisions in the Existing Credit Agreement, as provided herein; WHEREAS, each lender holding Existing Tranche B3 Loans (each, an “Existing Tranche B3 Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Tranche B3 Lender” (each, a “Continuing Tranche B3 Lender”) at or prior to 12:00 p.m. EST on October 9, 2024 (the “Signing Date and Time”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Seventh Amendment Effective Date. Each Existing Tranche B3 Lender that does not execute and deliver a signature page to this Agreement at or prior to the Signing Date and Time (each, a “Departing Tranche B3 Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Existing Credit Agreement upon the effectiveness of this Agreement on the Seventh Amendment Effective Date (it being understood

2 AMERICAS/2024344424.6 that the interests, rights and obligations of each Departing Tranche B3 Lender under the Loan Documents will be assumed by Citibank, N.A. (in such capacity, the “New Tranche B3 Lender”), in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 2 hereof). NOW, THEREFORE, the parties hereto agree as follows: SECTION 1. Amendment of the Existing Credit Agreement. Effective as of the Seventh Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows: (a) The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement: “Seventh Amendment” shall mean that certain Seventh Amendment, dated as of the Seventh Amendment Effective Date, among the Borrower, the Continuing Tranche B3 Lenders (as defined therein), the New Tranche B3 Lender (as defined therein) and the Administrative Agent. “Seventh Amendment Effective Date” means October 18, 2024. (b) Clause (b) of the first paragraph of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows: “(b) with respect to Tranche B3 Loans, (1) on and after the Sixth Amendment Effective Date and prior to the Seventh Amendment Effective Date with respect to Tranche B3 Loans, (x) for Tranche B3 Loans in the form of Term SOFR Advances, 1.875% per annum and (y) for Tranche B3 Loans in the form of Base Rate Advances, 0.875% per annum, and (2) on and after the Seventh Amendment Effective Date with respect to Tranche B3 Loans, (x) for Tranche B3 Loans in the form of Term SOFR Advances, 1.750% per annum and (y) for Tranche B3 Loans in the form of Base Rate Advances, 0.750% per annum,” (c) Section 2.10(a)(ii) is hereby amended by deleting the phrase “Sixth Amendment Effective Date” and replacing it with the phrase “Seventh Amendment Effective Date”. SECTION 2. Transactions on the Seventh Amendment Effective Date. (a) Effect on the Tranche B3 Lenders and Existing Tranche B3 Loans. (i) Subject to the conditions set forth herein and the terms hereof, on the Seventh Amendment Effective Date, (A) the New Tranche B3 Lender shall become, and each Continuing Tranche B3 Lender shall continue to be, a “Tranche B3 Lender” and a “Lender” under the Amended Credit Agreement and (B) the New Tranche B3 Lender shall have, and each Continuing Tranche B3 Lender shall continue to have, all the rights and obligations of a “Tranche B3 Lender” and a “Lender” holding a Tranche B3 Loan under the Amended Credit Agreement. In addition, each Continuing Tranche B3 Lender waives any breakage loss or expenses due under Section 9.04(e) (Breakage) of the Existing Credit Agreement with respect to the Existing Tranche B3 Loans.

3 AMERICAS/2024344424.6 (ii) On the Seventh Amendment Effective Date, each Departing Tranche B3 Lender shall be deemed to have assigned and delegated its Existing Tranche B3 Loans, together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, to the New Tranche B3 Lender at a purchase price equal to the par principal amount of such loans (the “Tranche B3 Purchase Price”). The New Tranche B3 Lender shall be deemed to have assumed all of the Existing Tranche B3 Loans of each Departing Tranche B3 Lender. Upon payment to a Departing Tranche B3 Lender of (I) the Tranche B3 Purchase Price with respect to its Existing Tranche B3 Loans from the Administrative Agent (on behalf of the New Tranche B3 Lender) and (II) accrued and unpaid interest and fees (if any) in respect of its Existing Tranche B3 Loans through but excluding the Seventh Amendment Effective Date and all other amounts payable to it as of the Seventh Amendment Effective Date under the Loan Documents in respect of its Existing Tranche B3 Loans and other interests assigned by it under this Section 2(a)(ii) from the Borrower (and without the requirement of any further action on the part of such Departing Tranche B3 Lender), such Departing Tranche B3 Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Tranche B3 Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(a)(ii). The New Tranche B3 Lender shall make the payment for the assumption deemed made by it pursuant to this Section 2(a)(ii) by wire transfer on the Seventh Amendment Effective Date of immediately available funds to the Administrative Agent in an amount equal to the Tranche B3 Purchase Price applicable to the Existing Tranche B3 Loans assumed by it pursuant to this Section 2(a)(ii), and the Administrative Agent will promptly distribute, by remitting in like funds, such amounts received by it to the Departing Tranche B3 Lenders in accordance with their interests therein. (b) The Borrower shall be deemed to have given notice to the Administrative Agent and each Departing Tranche B3 Lender as required by Section 2.18(b) of the Existing Credit Agreement. (c) The New Tranche B3 Lender, by delivering its signature page to this Agreement and assuming Existing Tranche B3 Loans, hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, (i) the amendment of the Existing Credit Agreement provided for herein and (ii) each Loan Document and each other document required to be approved by any Agent, the Required Tranche B3 Lenders, or any other Lenders, as applicable, on the Seventh Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement provided for in this Agreement). (d) The Administrative Agent, by delivering its signature page to this Agreement, consents to this Agreement and confirms that the New Tranche B3 Lender is acceptable to it. (e) For purposes of clarity, all Existing Tranche B3 Loans shall continue to be outstanding as Tranche B3 Loans under the Amended Credit Agreement on and after the Seventh Amendment Effective Date, in each case, subject to the terms of the Amended Credit Agreement. SECTION 3. [Reserved].

4 AMERICAS/2024344424.6 SECTION 4. Conditions to Effectiveness of Agreement. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 9.01 of the Existing Credit Agreement (the “Seventh Amendment Effective Date”): (a) The Administrative Agent shall have received duly executed counterparts of this Agreement from (A) the Borrower, (B) the Continuing Tranche B3 Lenders and the New Tranche B3 Lender required to be party hereto pursuant to Section 9.01(f) of the Existing Credit Agreement, and (C) the Administrative Agent. (b) The Administrative Agent shall have received a certificate of the Secretary of the Borrower dated the Seventh Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of the Borrower as in effect on the Seventh Amendment Effective Date and, if earlier, at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of the Borrower authorizing the execution, delivery and performance of this Agreement and the other documents delivered in connection herewith to which the Borrower is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or comparable organizational document) of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (c) below, and (D) as to the incumbency and specimen signature of each Responsible Officer executing any document delivered in connection herewith on behalf of the Borrower. (c) The Administrative Agent shall have received (x) certified copies of the certificate or articles of incorporation (or comparable organizational document), including all amendments thereto, of the Borrower as in effect on the Seventh Amendment Effective Date, certified as of a recent date by the Secretary of State (or comparable authority) of the jurisdiction of its organization and (y) a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State (or comparable authority). (d) The Administrative Agent shall have received a favorable opinion of Holland and Knight LLP, counsel for the Borrower, dated as of the Seventh Amendment Effective Date, addressed to the Administrative Agent, the Collateral Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent, and the Borrower hereby requests such counsel to deliver such opinion. (e) The representations and warranties made in this Agreement shall be true and correct in all material respects. (f) The Borrower shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to (A) all fees and other amounts due and payable by the Borrower on or prior to the Seventh Amendment Effective Date pursuant to this Agreement or as separately agreed by the Borrower and the Administrative Agent and (B) all invoiced expenses of the Administrative Agent and the Arrangers relating hereto (including those of counsel to the Administrative Agent and the Arrangers).

5 AMERICAS/2024344424.6 (g) The Borrower shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the aggregate payments required to be made by the Borrower to the assignors pursuant to Sections 2(a)(ii) hereof. The New Tranche B3 Lender shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the aggregate payments required to be made by them to the applicable assignors pursuant to Sections 2(a)(ii) hereof. The Administrative Agent shall notify the Borrower, the Existing Tranche B3 Lenders, and the New Tranche B3 Lender of the Seventh Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error. For purposes of determining compliance with the conditions specified above, each Lender party to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Person unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Person prior to the Seventh Amendment Effective Date specifying its objection thereto. SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender on the Seventh Amendment Effective Date that: (a) This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) The representations and warranties of each Loan Party set forth in the Loan Documents (and with respect to the Perfection Certificate, solely to the extent made on the date delivered) are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Seventh Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date. (c) No Default or Event of Default has occurred and is continuing or would result from the transactions provided for in this Agreement. SECTION 6. Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

6 AMERICAS/2024344424.6 (b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. (c) On and after the Seventh Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents. (d) Neither this Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security and Guarantee Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Security and Guarantee Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as may be expressly modified hereby. Nothing expressed or implied in this Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder. SECTION 7. Acknowledgement. Each party hereto hereby acknowledges and agrees that this Agreement constitutes a written instrument of assignment and delegation as required by Section 2.18(b) of the Amended Credit Agreement. SECTION 8. Waiver. The Agent hereby waives the processing and recordation fee provided for in Section 9.07(b)(iv) of the Existing Credit Agreement in connection with any assignment and assumption provided for under Section 2 hereof. SECTION 9. Further Assurances. The Borrower agrees to take any further action that is reasonably requested by Administrative Agent to effect the purposes of this Agreement and the transactions contemplated hereby. SECTION 10. APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 9.09, 9.12 AND 9.17 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

7 AMERICAS/2024344424.6 SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 12. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.02 of the Amended Credit Agreement. SECTION 13. Reaffirmation. By signing this Agreement, each Loan Party party hereto hereby confirms that, as of the Seventh Amendment Effective Date, (a) the obligations of the Loan Parties under the Amended Credit Agreement and the other Loan Documents (i) are entitled to the benefits of the guarantees and Liens set forth or created in the Existing Credit Agreement, the Security Documents and each other Loan Documents, (ii) constitute “Obligations”, “Secured Obligations” and “Guaranteed Obligations” or other similar term for purposes of (and as defined in, as applicable) the Existing Credit Agreement, the Security and Guarantee Documents and all other Loan Documents, and (iii) except as expressly set forth herein, the Security and Guarantee Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects; and (b) each Continuing Tranche B3 Lender and the New Tranche B3 Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Amended Credit Agreement) for all purposes of the Amended Credit Agreement and the other Loan Documents. Each Loan Party party hereto hereby ratifies and confirms that, as of the Seventh Amendment Effective Date, all Liens granted, conveyed or assigned to the Administrative Agent or Collateral Agent, as applicable, by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations. Each Loan Party other than the Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to this Agreement and (ii) nothing in the Existing Credit Agreement, the Amended Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendment, consent or waiver of the terms of the Amended Credit Agreement. [Remainder of page intentionally left blank.]

[SIGNATURE PAGE TO SEVENTH AMENDMENT] [Lender Pages on File with the Administrative Agent]